SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 20, 1997


                      VETERINARY CENTERS OF AMERICA, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware             1-10787               95-4097995
(State or Other Jurisdiction(Commission            (IRS Employer
     of Incorporation)     File Number)         Identification No.)


                     3420 Ocean Park Boulevard, Suite 1000
                        Santa Monica, California  90405
                   (Address of Principal Executive Offices)

                                (310) 392-9599
                        (Registrant's Telephone Number)


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ITEM 5.   OTHER EVENTS
          ------------

     Reference is made to the two press releases of Registrant, issued on January 20, 1997 and February 3, 1997, both of which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of each press release is attached to this Form 8-K as
Exhibit 99.1 and 99.2.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 14, 1997                  VETERINARY CENTERS OF AMERICA, INC.



                              By: /s/Tomas Fuller
                                  ------------------------------------------
                                   Tomas W. Fuller
                                   Chief Financial Officer,
                                   Vice President and
                                   Assistant Secretary

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                                 EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER
--------                                                            -----------

99.1      Press Release dated January 20, 1997.

99.2      Press Release dated February 3, 1997.